UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-24111

CAZ GP Stakes Fund

(Exact name of registrant as specified in charter)

1360 Post Oak Blvd., Suite 2000 Houston, TX	77056
(Address of principal executive offices)	(Zip code)

Christopher Zook

CAZ Investments LP 1360 Post Oak Blvd., Suite 2000 Houston, Texas 77056

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 403-8250

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

CAZ GP Stakes Fund

Annual Report

March 31, 2026

cazgpstakesfund.com | (713) 403-8250
The CAZ GP Stakes Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

CAZ GP STAKES FUND MANAGER’S COMMENTARY March 31, 2026 (Unaudited)

On behalf of the Team at CAZ Investments, we would like to welcome you as our partner in the CAZ GP Stakes Fund (the “Fund”). We are honored to have you investing alongside us.

The Fund formally launched in February 2026 with the key objective of providing long-term capital appreciation and current income by seeking to acquire minority equity stakes in established alternative asset management firms. Firmwide, CAZ has committed over $6 billion to acquiring stakes in what we believe are the most profitable private asset management firms in the world, primarily through secondary investments, co-investments, and direct investments. These positions provide investors with exposure to durable, recurring revenue streams, including management fees, carried interest, and balance sheet returns, generated by proven investment managers across a highly diverse range of strategies and asset classes. A portfolio of GP Stakes seeks to provide significant vintage year diversification, with the potential to reduce the economic timing risk inherent in standard private markets investing.

The alternative asset management industry has experienced significant growth driven by outperformance relative to traditional asset classes and increasing institutional and individual investor allocations to private markets. This is a concept we refer to as the Growth of Private Markets and is one of the core investment Themes across our Firm. We believe GP Stakes represent a compelling way to participate in that growth with a differentiated return profile.

If you invested directly in the Fund, you should have received a welcome letter by mail from Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, sent to the address you provided at subscription. The letter contains your Ultimus account number and instructions for logging into the investor portal, where you can view account statements and performance information. Investors who subscribed through a financial intermediary will instead access account information through that intermediary. If you invested directly and have not received your welcome letter or cannot access your account, please contact us at CAZTeam@cazinvestments.com.

We expect to provide subsequent quarterly updates for the Fund 45-60 days after each quarter’s end. These quarterly updates will be in addition to the Fund’s semi-annual and annual reports, which you can expect ~60 days following September 30th and March 31st each year, respectively.

As a reminder, you can add to your investment in the Fund every business day. Please feel free to reach out to our Team via cazteam@cazinvestments.com and we will work with you to facilitate. Investors can also subscribe directly through distributors or custody platforms, with no subscription document required.

Lastly, we have a Firm adage: The power of the Network is the Network. As the CAZ Network of investors continues to grow, we receive enhanced access to unique opportunities and can command better economics for everyone involved. CAZ has over $11 billion of assets under management and our global Network consists of ~9,100 co-investors spread across 50 states and 41 countries. There are investors in your ecosystem that would likely benefit from the CAZ GP Stakes Fund, so please connect us, as their addition should benefit you and all investors.

We look forward to a very productive year ahead and we are very grateful for your partnership. Please let us know if there is anything we can do for you. All our very best!

The Team at CAZ Investments

Annual Report Dated March 31, 2026	[1]

CAZ GP STAKES FUND PERFORMANCE INFORMATION March 31, 2026

Total Returns (a)

For the period ended March 31, 2026

Inception Date: February 2, 2026	Since Inception

Share Class
CAZ GP Stakes Fund - Class I	(3.65%)
S&P Target Risk Balanced Index (b)	(3.27%)

(a)     The Fund’s total returns assume reinvestment of dividends and capital gains, and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the repurchase of Fund shares. Fund returns would have been lower if a portion of the fees had not been waived. Total returns for periods less than one full year are not annualized.

(b)     S&P Target Risk Balanced Index is designed to measure the performance of equity allocations, while seeking to provide limited fixed income exposure to diversify risk.

The performance shown represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares when repurchased may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month end, please call (713) 403-8250, or visit www.cazgpstakesfund.com. Please read the Fund’s Prospectus carefully before investing.

[2]	CAZ GP Stakes Fund

CAZ GP STAKES FUND PORTFOLIO INFORMATION March 31, 2026 (Unaudited)

ASSET ALLOCATION (% of Net Assets)

Security Type/Geographic Region	Percent of Total Net Assets
Common Stock
Europe	11.6%
North America	34.6%
Total Common Stock	46.2%

Private Investments
Co-Investments
North America	1.2%

Primary Fund Investments
Global	1.5%

Secondary Fund Investments
North America	10.0%
Total Private Investments	12.7%
Money Market Securities	40.6%
Total Investments	99.5%
Written Options
North America	(1.1%)
Other Assets in Excess of Liabilities	1.6%
Net Assets	100.0%
See accompanying notes to financial statements.
Annual Report Dated March 31, 2026	[3]

CAZ GP STAKES FUND SCHEDULE OF INVESTMENTS March 31, 2026
	Shares	Cost	Value
COMMON STOCKS — 46.2%
FINANCIALS — 46.2%
ASSET MANAGEMENT — 46.2%
Apollo Global Management, Inc. (a)	30,150	$3,249,472	$3,359,313
Ares Management Corporation – Class A (a)	39,380	4,451,328	4,296,358
Blackstone, Inc. (a)	37,900	4,416,735	4,358,121
Blue Owl Capital, Inc. – Class A (a)	459,320	4,993,886	4,193,592
Bridgepoint Group PLC	1,912,215	6,225,563	5,794,744
Carlyle Group, Inc. (The)	129,700	6,297,439	6,276,183
CVC Capital Partners PLC	452,200	6,317,276	5,809,460
Hamilton Lane, Inc. – Class A	59,000	6,106,583	5,864,600
Intermediate Capital Group PLC	293,600	6,210,858	5,885,009
KKR & Company, Inc. (a)	41,425	4,095,084	3,831,813
Ridgepost Capital, Inc.	940,000	6,982,312	6,824,400
StepStone Group, Inc. – Class A	133,000	6,054,768	6,346,760
TPG Inc. – Class A	170,000	7,115,346	6,886,699

TOTAL COMMON STOCKS		$72,516,650	$69,727,052
	Acquisition Date	Shares	Cost	Value
PRIVATE INVESTMENTS — 12.7%
CO-INVESTMENTS — 1.2%
FINANCIALS — 1.2%
Bonaccord Pier AH Aggregator, LP (b)(c)(d)(e)	3/11/2026	—	$1,299,242	$1,299,242
Bonaccord Pier IH Aggregator, LP (b)(c)(d)(e)	3/11/2026	—	503,788	503,788

TOTAL CO-INVESTMENTS			1,803,030	1,803,030

PRIMARY FUND INVESTMENTS — 1.5%
FINANCIALS — 1.5%
Dawson Partners (Canyon) LP (b)(c)(d)(e)(f)	—	—	—	(329,249)
HPC Preferred Opportunities, LP (b)(c)(d)(e)	3/31/2026	—	2,619,751	2,619,751

TOTAL PRIMARY FUND INVESTMENTS			2,619,751	2,290,502

SECONDARY FUND INVESTMENTS — 10.0%
FINANCIALS — 10.0%
Bonaccord Capital Partners I-A, LP (b)(d)(e)(g)	3/12/2026	—	15,104,714	15,104,714

TOTAL PRIVATE INVESTMENTS			$19,527,495	$19,198,246
See accompanying notes to financial statements.
[4]	CAZ GP Stakes Fund

CAZ GP STAKES FUND SCHEDULE OF INVESTMENTS March 31, 2026 (Continued)
	Shares	Cost	Value
MONEY MARKET SECURITIES — 40.6%
Federated Government Obligations – Premier Class, 3.58% (h)	61,181,960	$61,181,960	$61,181,960

TOTAL INVESTMENTS AT VALUE — 99.5%		$153,226,105	$150,107,258

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%			725,220

NET ASSETS — 100.0%			$150,832,478

(a)   All or a portion of the security covers a written put option. The total value of securities as of March 31, 2026 was $20,039,197.

(b)   Investment does not issue shares.

(c)   Investment is valued using the Fund’s pro rata net asset value (or its equivalent) as a practical expedient. Please see Note 2 in the Notes to the Financial Statements for respective investment strategies, unfunded commitments, and redemption restrictions.

(d)   Restricted investments as to resale (see Note 2).

(e)   Non-income producing security.

(f)    As of March 31, 2026, $25,000,000 has been committed for this investment but has not yet been funded by the Fund. There is an unrealized loss of $329,249 allocated to this investment due to expenses applied in advance of called capital.

(g)   Level 3 securities fair valued using significant unobservable inputs (see Note 2).

(h)   The rate shown is the 7-day effective yield as of March 31, 2026.

LP — Limited Partnerships

PLC — Public Limited Company

See accompanying notes to financial statements.
Annual Report Dated March 31, 2026	[5]

CAZ GP STAKES FUND SCHEDULE OF INVESTMENTS March 31, 2026 (Continued)
WRITTEN OPTION CONTRACTS	Strike Price	Contracts*	Notional Value	Value of Options
Put Option Contracts — (1.1%)
Apollo Global Management, Inc., 04/17/26	$125.00	(160)	$(1,782,720)	$(224,000)
Apollo Global Management, Inc., 05/15/26	105.00	(290)	(3,231,180)	(156,600)
Ares Management Corporation, 05/15/26	100.00	(360)	(3,927,600)	(183,600)
Blackstone, Inc., 05/15/26	105.00	(300)	(3,449,700)	(128,100)
Blackstone, Inc., 07/17/26	120.00	(48)	(551,952)	(68,880)
Blue Owl Capital, Inc., 05/15/26	9.00	(4,500)	(4,108,500)	(324,000)
Blue Owl Capital, Inc., 06/18/26	12.00	(830)	(757,790)	(257,300)
KKR & Company, Inc., 04/17/26	105.00	(95)	(878,750)	(120,175)
KKR & Company, Inc., 05/15/26	87.50	(370)	(3,422,500)	(199,800)

Total Written Option Contracts (Premiums $2,406,673)			$(22,110,692)	$(1,662,455)

*  Each option contract has a multiplier of 100 shares.

The average monthly notional value of written option contracts during the period ended March 31, 2026 was $13,608,063.

See accompanying notes to financial statements.
[6]	CAZ GP Stakes Fund

CAZ GP STAKES FUND STATEMENT OF ASSETS AND LIABILITIES March 31, 2026
Assets
Investments in securities:
Investments at cost	$153,226,105
Investments at value	$150,107,258
Cash	560,408
Foreign currency (cost $2,233,673)	2,214,438
Deferred offering costs (Note 4)	346,901
Receivable for capital shares sold	280,000
Dividends and interest receivable	240,427
Prepaid expenses	1,087
Total Assets	153,750,519

Liabilities
Written put options, at value (Notes 2 & 5) (premiums received $2,406,673)	1,662,455
Payable for investment securities purchased	363,465
Offering costs payable (Note 4)	320,402
Organization costs payable (Note 4)	283,449
Accrued professional fees	133,667
Payable to Adviser (Note 4)	53,348
Payable to administrator (Note 4)	50,416
Current tax liability (Note 2)	7,360
Other accrued expenses	43,479
Total Liabilities	2,918,041
Contingencies and Commitments (Note 7)

Net Assets	$150,832,478

Net Assets Consist of:
Paid-in capital	$153,252,594
Accumulated deficit	(2,420,116)
Net Assets	$150,832,478

Pricing of Class I Shares
Net assets applicable to Class I Shares	$150,832,478
Shares of Class I Shares outstanding (no par value, unlimited number of shares authorized)	7,825,540
Net asset value, offering and repurchase price per share (a) (Note 2)	$19.27

(a)   Early repurchase fee may apply to tender of shares held for less than one year (Note 8).

See accompanying notes to financial statements.
Annual Report Dated March 31, 2026	[7]

CAZ GP STAKES FUND STATEMENT OF OPERATIONS For the Period Ended March 31, 2026(a)
Investment Income
Dividend income from investments	$483,437
Total Investment Income	483,437

Expenses
Investment management fees (Note 4)	268,073
Organization costs (Note 4)	118,470
Audit and tax services fees	102,000
Offering costs (Note 4)	64,200
Administration fees (Note 4)	50,416
Legal fees	31,667
Transfer agent fees and expenses (Note 4)	22,963
Trustees’ fees (Note 4)	16,111
Fund accounting fees (Note 4)	11,809
Report printing fees	11,500
Certifying financial officer fees (Note 4)	9,821
Compliance fees (Note 4)	9,003
Custodian fees	2,167
Other expenses	500
Total Expenses, Before Taxes	718,700
Investment management fees waived and expenses reimbursed by the Adviser (Note 4)	(271,930)
Net Expenses, Before Taxes	446,770
Net Investment Income, Before Taxes	36,667
Income tax benefit/(expense)	(7,360)
Net Investment Income, Net of Taxes	29,307

Realized and Unrealized Gains (Losses)
Net realized gains (losses) from:
Investments	137,981
Written option contracts	(210,837)
Foreign currency transactions	17,297
Net realized loss	(55,559)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,118,847)
Written option contracts	744,218
Foreign currency translations	(19,235)
Net change in unrealized appreciation (depreciation)	(2,393,864)
Net Realized and Unrealized Gains (Losses)	(2,449,423)

Net Decrease in Net Assets Resulting from Operations	$(2,420,116)

(a)   Represents the period from the commencement date of operations February 2, 2026 through March 31, 2026.

See accompanying notes to financial statements.
[8]	CAZ GP Stakes Fund

CAZ GP STAKES FUND STATEMENT OF CHANGES IN NET ASSETS
Period Ended March 31, 2026(a)
From Operations
Net investment income	$29,307
Net realized losses from investments, written options and foreign currency transactions	(55,559)
Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency translations	(2,393,864)
Net decrease in net assets resulting from operations	(2,420,116)

Capital Share Transactions
Class I
Proceeds from shares sold	153,152,594
Net increase in Class I net assets from capital share transactions	153,152,594

Total Increase in Net Assets	150,732,478

Net Assets
Beginning of period	$100,000
End of period	$150,832,478

Capital Share Activity
Class I
Shares sold	7,820,540
Net increase in shares outstanding	7,820,540
Shares outstanding, beginning of period	5,000
Shares outstanding, end of period	7,825,540

(a)   Represents the period from the commencement date of operations February 2, 2026 through March 31, 2026.

See accompanying notes to financial statements.
Annual Report Dated March 31, 2026	[9]

CAZ GP STAKES FUND STATEMENT OF CASH FLOWS For the Period Ended March 31, 2026(a)
Cash flows from operating activities
Net decrease in net assets from operations	$(2,420,116)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net of payable for investment securities purchased	(94,798,250)
Sales of investments	3,133,134
Purchases of short-term investments, net	(61,181,960)
Option contracts written	2,606,684
Option contracts closed/exercised	(410,848)
Return of capital	122,417
Net realized gains on investments	(137,981)
Net change in unrealized depreciation on investments	3,118,847
Net realized losses on written option contracts	210,837
Net change in unrealized appreciation on written option contracts	(744,218)
Amortization of deferred offering costs	64,200
(Increase)/Decrease in Assets:
Increase in dividend and interest receivable	(240,427)
Decrease in receivable from Adviser for reimbursement of organizational costs	243,248
Increase in prepaid expenses	(1,087)
Increase/(Decrease) in Liabilities:
Decrease in payable to Adviser	(285,193)
Increase in payable to administrator	50,416
Increase in offering costs payable	263,239
Increase in organization costs payable	225,115
Increase in professional fees	133,667
Increase in current tax liability	7,360
Increase in other accrued expenses	43,479
Net cash used in operating activities	$(149,997,437)

Cash flows from financing activities
Proceeds from issuance of shares, net of receivable for capital shares sold	152,872,594
Payments for offering costs	(200,311)
Proceeds from early repurchased fees collected	—
Payment for shares repurchased, net of payable for capital shares repurchased	—
Net cash provided by financing activities	$152,672,283

Net change in cash and foreign currency	$2,674,846

Cash at beginning of period	$100,000

Cash and foreign currency at end of period	$2,774,846
See accompanying notes to financial statements.
[10]	CAZ GP Stakes Fund

CAZ GP STAKES FUND STATEMENT OF CASH FLOWS For the Period Ended March 31, 2026(a) (Continued)
Reconciliation of Cash at the end of the period to the statement of assets and liabilities:
Cash	$560,408
Foreign currency	$2,214,438
Total cash and foreign currency	$2,774,846

Supplemental disclosure of non-cash activity:
Reinvestment of distributions from underlying investments	$—
In-kind return of capital distribution	$—

(a)   Represents the period from the commencement date of operations February 2, 2026 through March 31, 2026.

See accompanying notes to financial statements.
Annual Report Dated March 31, 2026	[11]

CAZ GP STAKES FUND CLASS I SHARES Financial Highlights

Per Share Data for a Share Outstanding Throughout The Period

	Period Ended March 31, 2026*(a)
Net asset value at beginning of period	$20.00

Income (loss) from investment operations:
Net investment income (b)(c)	0.00	(d)
Net realized and unrealized gains (losses) on investments	(0.73)
Total from investment operations	(0.73)

Net asset value at end of period	$19.27

Total return (e)	(3.65	%)(f)

Net assets at end of period (000’s)	$150,832

Ratios to average net assets(j):
Expenses before fees waived (g)	3.50	%(h)
Expenses after fees waived (g)(i)	2.54	%(h)
Expenses after fees waived and including taxes from realized and unrealized investments (g)(i)	2.54	%(h)

Ratio of net investment income (b)(g)(i)	0.16	%(h)
Ratio of net investment income including taxes from realized and unrealized investments (b)(g)(i)	0.16	%(h)

Portfolio turnover rate	6	%(f)

*   Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon these net asset values may differ from the net asset values and returns for shareholder transactions.

(a)   Represents the period from the commencement date of operations February 2, 2026 through March 31, 2026.

(b)   Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investments in which the Fund invests. The ratio of net investment income does not include the net investment income of the investments in which the Fund invests.

(c)    Net investment income per share has been calculated using the average daily shares outstanding during the period.

(d)   Amount rounds to less than $0.01 per share.

(e)   Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the repurchase of Fund shares. The returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

(f)    Not annualized.

(g)   The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2026, the Fund’s underlying investment companies included a range of management and/or administrative fees from 0.0% to 2.0% and performance fees of 0.0% to 20.0%.

(h)    Annualized, except for non-recurring organizational expenses.

(i)    Ratio was determined after management fees waived and expense reimbursements (Note 4).

(j)    Includes income tax benefit/(expense) of 0.04% for the period ended March 31, 2026.

See accompanying notes to financial statements.
[12]	CAZ Gp Stakes Fund

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026

1. Organization

CAZ GP Stakes Fund (the “Fund”) is organized as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an “interval fund,” pursuant to Rule 23c-3 of the 1940 Act. The Fund’s investment objective is to seek to provide long-term capital appreciation and current income. The Fund seeks to achieve its investment objective by acquiring, holding and disposing of direct or indirect investments in asset management firms (i.e., asset managers that invest in managed portfolios and asset managers that solely manage portfolios), including firms that manage both publicly offered funds and privately offered funds across multiple strategies, geographies and asset classes (“GP Stakes”). Class I shares of the Fund commenced operations on February 2, 2026.

The Fund currently offers five classes of shares: Class C and Class R shares are sold without any sales loads and subject to a $2,500 initial investment minimum. Class E shares are sold without any sales loads, but are subject to a $100,000 initial investment minimum. Class I shares are sold without any sales loads, but are subject to a $3,000,000 initial investment minimum. Class A shares are subject to a sales charge of up to 3.00% and a $2,500 initial investment. As of March 31, 2026, Class C, Class R, Class E and Class A have not yet commenced operations.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies.

Basis of Presentation and Use of Estimates — The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Cash and Cash Equivalents — Idle cash may be swept into various short-term investments, including money market funds or interest bearing overnight demand deposit accounts, in amounts which may exceed insured limits. Amounts swept overnight are available on the next business day.

Valuation of Securities — The Fund calculates the net asset value (“NAV”) of each class of shares of the Fund daily, (each, a “Determination Date”).

The valuation of the Fund’s investments is performed in accordance with the Pricing and Fair Valuation Policies (“Valuation Policies”) approved by the Trustees of the Fund (the “Board”), and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures. The Board has designated CAZ GP Stakes Adviser LLC (the “Adviser” or Valuation Designee”), the investment adviser to the Fund, as the Valuation Designee pursuant to Rule 2a-5 under the 1940 Act to perform the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Policies.

The Fund’s investments are intended to be comprised primarily of instruments for which market prices are not readily available, such as hedge funds and private equity investments, including, but not limited to primary and secondary investments in private equity funds managed by third-party managers, co-investment opportunities, and direct private equity investments. Such investments may be valued at acquisition cost initially until the Valuation Designee determines acquisition cost no longer represents fair market value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant general partner, managing member or affiliated investment adviser of the private investment vehicles, such as private equity funds and private credit funds, in which the Fund invests (the “Investment Funds”) (the “Investment Managers”) as of or prior to the relevant Determination Date; provided

Annual Report Dated March 31, 2026	13

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

that such values will be adjusted for any other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Managers’ valuations and the relevant Determination Date.

The Valuation Designee may engage the services of a third-party valuation consultant to provide independent valuations on certain of the Fund’s investments, which may include debt and equity securities that are not publicly traded or for which market prices are not readily available. In determining the fair values of these investments, widely recognized market and income valuation methodologies are utilized, which may include, but are not limited to, earnings and multiple analysis and discounted cash flow methodologies. In order to determine a fair value, these methods are applied to the latest information provided by the underlying companies or other business counterparties.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange are valued based on their respective market price. Shares of mutual funds, including money market funds, are valued at their reported NAV. Fixed income investments (other than short-term obligations) held by the Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Policies. Short-term investments maturing in 60 days or less are generally valued at amortized cost. Option contracts are valued at the closing price on the exchange on which they are primarily traded; if no closing price is available at the time of valuation, the option will be valued at the mean of the closing bid and ask prices for that day.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

U.S. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•        Level 1 — unadjusted quoted prices in active markets for identical assets

•        Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Private investments that are measured at fair value using the investments’ pro rata NAV (or its equivalent) without further adjustment, as a practical expedient of fair value are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the investment fund if the Fund’s investment is withdrawn at the measurement date based on NAV.

Option contracts purchased or written by the Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices reflecting the closing bid or a mean of the closing bid and ask prices to most closely reflect fair value. When valued using the last trade price as provided by the exchange in which they are primarily traded, option contracts will be classified as Level 1.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

14	CAZ GP Stakes Fund

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

The following is a summary of the Fund’s investments and inputs used to value the investments, by security type, as of March 31, 2026:

Investments in Securities	Practical Expedient*	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$69,727,052	$—	$—	$69,727,052
Private Investments**	4,093,532	—	—	15,104,714	19,198,246
Money Market Securities	—	61,181,960	—	—	61,181,960
Total Investments in Securities	$4,093,532	$130,909,012	$—	$15,104,714	$150,107,258

Other Financial Instruments
Written Options Contracts	$—	$(1,385,680)	$(276,775)	$—	$(1,662,455)
Total Other Financial Instruments	$—	$(1,385,680)	$(276,775)	$—	$(1,662,455)

*   Certain investments that are measured at fair value using the investments’ pro rata NAV (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

** For a detailed breakout please refer to the Schedule of Investments.

There were no transfers in or out of any levels during the period.

The following is additional information regarding investments that are measured at the investment’s pro rata NAV (or its equivalent) as practical expedient:

Private Investment(a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
Bonaccord Pier AH Aggregator, LP	GP Stakes(c)	$1,299,242	$1,821,970	None(b)	Not Applicable
Bonaccord Pier IH Aggregator, LP	GP Stakes(c)	503,788	1,375,000	None(b)	Not Applicable
Dawson Partners (Canyon) LP	GP Stakes(c)	(329,249)	25,000,000	None(b)	Not Applicable
HPC Preferred Opportunities, L.P.	GP Structured Solutions(d)	2,619,751	22,380,249	None(b)	Not Applicable
		$4,093,532	$50,577,219

(a)   Refer to the Schedule of Investments for classifications of individual securities.

(b)     Redemptions are not permitted. Proceeds will be distributed as they become available, the timing of which is currently unknown. Redemptions may be permitted based on general partner consent.

(c)     GP Stakes include investments in the General Partnership (“GP”) of a private asset management company. A GP Stake in a private asset manager can potentially provide cash flow and returns from at least three distinct sources: management fees, carried interest, and balance sheet return, in addition to the possible increase in the value of the asset management business.

(d)     GP Structured Solutions are specialized financing solutions including preferred equity and/or structured cash flows from GP economics, designed to provide flexible capital to private asset managers. These solutions can support GP commitments, provide fund-level or manager-level liquidity, and enable platform growth initiatives.

Annual Report Dated March 31, 2026	15

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

The following is the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value as of March 31, 2026:

	Beginning balance February 2, 2026 (commencement of operations)	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Contributions	Sales or Distributions	Net realized gain(loss)	Change in net unrealized Appreciation (Depreciation)	Ending Balance March 31, 2026
Private Investments	$—	$—	$—	$15,104,714	$—	$—	$—	$15,104,714

The change in net unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments that were held as of March 31, 2026 is $0.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2026:

Level 3 Investment(a)	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs/Average	Impact to Valuation from an Increase in Input
Bonaccord Capital Partners I-A, L.P.	$15,104,714	Recent Transaction	Transaction Price	Not Applicable	Increase

(a)   Refer to Schedule of Investments for classifications of individual securities.

Restricted Securities — Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith in accordance with the Fund’s Valuation Policies. Private Investments generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. The Fund may not be able to resell some of its investments for extended periods, which may be several years.

Foreign Currency Translation — Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.  The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.  Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

16	CAZ GP Stakes Fund

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation — The NAV per share of each class of the Fund is calculated daily, by dividing the total value of the assets attributable to that class, minus liabilities attributable to that class, by the number of Shares outstanding of that class. The offering price and repurchase price per share of each class of the Fund is equal to the NAV per share of such class, except that a 2.00% early repurchase fee may be charged as discussed in Note 8.

Investment Income and Return of Capital — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in securities and private funds that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively.

Investment Transactions — Investment transactions are accounted for on the trade date. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Distributions to Shareholders — The Fund intends to pay distributions from net investment income and/or net realized capital gains, to shareholders from time to time at the discretion of the Board. The amount of distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Options written/purchased — The Fund may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Fund is authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Fund gives up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

U.S. Federal Income Tax — The Fund is taxed as a regular corporation, or “C” Corporation, for U.S. federal income tax purposes and as such is obligated to pay U.S. federal and applicable state, local, and foreign corporate taxes on its taxable income. The Fund intends to primarily invest in GP Stake Investments, the issuers of which generally are intended to be treated as partnerships for U.S. federal income tax purposes (the “Partnership Issuers”). As a partner in the Partnership Issuers, the Fund must report its allocable share of the Partnership Issuer’s taxable income or loss in computing the Fund’s taxable income or loss, regardless of the extent (if any) to which the Partnership Issuers make distributions. In addition, sales of GP Stake Investments may result in allocations to the Fund of taxable ordinary income or loss and capital gain or loss, each in amounts that will not be reported to the Fund until the following year, in magnitudes often not readily estimable before such reporting is made.

The Fund is subject to U.S. federal income tax at the regular corporate income tax rate (currently at 21%) plus additional amounts for state, local, and foreign taxes, on the Fund’s share of any taxable income from the investment in the GP Stake Investments and on gain recognized by the Fund on any sale of GP Stake Investments. In addition, the Fund, if its income as calculated for financial reporting exceeds certain thresholds, may also be subject to a corporate alternative minimum tax (“CAMT”) of 15% on such income. If applicable, CAMT is not an additional tax, but instead an acceleration of income tax payments. Any CAMT payments made may be applied as a credit for future income taxes owed.

Annual Report Dated March 31, 2026	17

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

In addition, the Fund will accrue deferred income taxes on the total net unrealized capital gains and other temporary items in accordance with current accounting guidance which has been interpreted to require all entities to recognize a full accrual on the deferred income tax that are expected to be paid in the future. Since the Fund is not required to distribute its net investment income, the Fund may be subject to the imposition of the federal accumulated earnings tax.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s current tax year and all open tax years.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Statement of Operations. For the period ended March 31, 2026, the Fund did not have interest or penalties associated with underpayment of income taxes.

There were no distributions for the period ended March 31, 2026.

As of March 31, 2026, The Fund’s federal tax cost of portfolio investments and net unrealized appreciation (depreciation) on portfolio investments was as follows:

Cost of portfolio investments	$150,838,667
Gross unrealized appreciation	1,394,776
Gross unrealized depreciation	(3,459,391)
Net unrealized depreciation	$(2,064,615)

The Fund is a C Corporation for U.S. federal income tax purposes and as such is obligated to pay federal and state income tax on its taxable income. State tax returns are filed in various states in which an economic presence exists. Income taxes are charged based on apportioned income for each state. Currently, the U.S. federal income tax rate is 21%. The Fund is currently using an estimated tax rate of 0.59% for state and local tax, net of federal tax benefit.

The Fund will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser may modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. Deferred tax assets are reduced by a valuation allowance when, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.

The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending on the jurisdiction.

18	CAZ GP Stakes Fund

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. Components of the Fund’s deferred tax asset and liability are as follows:

As of March 31, 2026
Deferred tax asset:
Capital Loss Carryforward:	$15,730
Net unrealized loss on investments:	445,750
Other:	914
Less Valuation Allowance:	(462,394)
Net Deferred Tax Asset/(Liability)	$—

The Fund’s income tax expense/(benefit) consists of the following:

	Period ended March 31, 2026
	Current	Deferred	Total
Federal	$7,159	$(449,061)	$(441,902)
State	201	(13,333)	(13,132)
Valuation Allowance	—	462,394	462,394
Total Tax Expense	$7,360	$—	$7,360

Total income tax expense/(benefit) during the period ended March 31, 2026, differs from the amount computed by applying the Federal statutory income tax rate of 21% for the Fund to net investment income/loss and realized and unrealized gain/loss is as follows:

Income tax expense at statutory rate	$(437,536)	21.00%
State income taxes (net of federal benefit)	(12,292)	0.59%
Permanent differences, net	(5,206)	0.25%
Change in valuation allowance	462,394	(22.19)%
Net income tax expense/(benefit)	$7,360	(0.35)%

The Fund has estimated capital loss carryforwards for U.S. federal income tax purposes as follows:

Year Ended	Amount	Expiration
3/31/2026	72,856	3/31/2031

Segment Reporting — An operating segment is defined in FASB Accounting Standards Codification Topic 280 — Segment Reporting as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Annual Report Dated March 31, 2026	19

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

Accounting Pronouncement — In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (“Topic 740”) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The Fund adopted ASU 2023-09 during the period ended March 31, 2026. The adoption affected disclosures only and did not have a material impact on the Fund’s accounting policies, financial position, or results of operations.

3. Investment Transactions

During the period ended March 31, 2026, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $95,161,715 and $3,133,134, respectively.

4. Investment Management and Other Agreements

Under the terms of the Investment Advisory Agreement between the Fund and the Adviser (the “Investment Advisory Agreement”), the Adviser manages the Fund’s investments subject to oversight by the Board. The Fund pays the Adviser a Management Fee, which is paid monthly in arrears at an annual rate of 1.50% of the daily average of the Fund’s net assets, including assets purchased with the borrowed funds or other forms of leverage.

Pursuant to an Expense Support Agreement (the “Expense Support Agreement”), the Adviser has contractually agreed to waive fees or reimburse expenses to limit total annual fund operating expenses (excluding management fees paid under the Investment Advisory Agreement, Rule 12b-1 distribution and service fees, taxes, acquired fund fees and expenses, interest expenses, and certain extraordinary expenses) to no more than 1.00%, on an annualized basis, of the Fund’s average daily net assets (the “Expense Cap”). This contractual arrangement will remain in effect until at least January 23, 2027, unless the Board approves an earlier termination. Pursuant to the Expense Cap, fees totaling $271,930 were waived or reimbursed by the Adviser during the period ended March 31, 2026. As of March 31, 2026, $270,930 of the $271,930 of the fees waived or reimbursed by the Adviser, are subject to possible recoupment by the Adviser. The remaining $1,000 was voluntarily reimbursed by the Adviser and is not subject to recoupment.

If the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Support Agreement, the Adviser may, for a period ending three years from the date of the relevant waiver or payment, recoup amounts waived or incurred, except for amounts waived or reimbursed pursuant to the Class E expense reimbursement, to the extent that the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses if (i) the waived fees, reimbursed expenses or directly paid expenses have fallen to a level below the Expense Cap and (ii) the reimbursement amount does not raise the level of waived fees, reimbursed expenses or directly paid expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap applicable at that time. As of March 31, 2026, the Adviser may seek repayment of investment management fees and expense reimbursements no later than the dates below:

November 5, 2028	$242,248
March 31, 2029	270,930
$513,178

In addition, the Adviser has contractually agreed to reimburse a portion of Class E’s annual fund operating expenses (excluding management fees, acquired fund fees and expenses, taxes and custody fees) (“Other Expenses”) equal to: (x) 0.20% of Class E’s average daily net assets if Class E’s total net assets are less than $100,000,000; (y) 0.30% of Class E’s average daily net assets if Class E’s total net assets are equal to or greater than $100,000,000 but less than $250,000,000; and (z) 0.40% of Class E’s average daily net assets if Class E’s total net assets are greater than

20	CAZ GP Stakes Fund

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

$250,000,000. The Adviser may not recoup expenses reimbursed pursuant to the expense reimbursement agreement for Class E’s Other Expenses. This contractual arrangement will remain in effect until at least January 23, 2027, unless the Board approves an earlier termination. Because Class E has not commenced operations, there were no fees waived or reimbursed by the Adviser during the period ended March 31, 2026.

The Fund’s organizational costs of $118,470, which have been incurred subsequent to the seed audit and through March 31, 2026, have been expensed as incurred and are subject to the Fund’s Expense Cap. Organizational expenses consist of costs incurred to establish the Fund and enable it to legally do business. The Fund’s offering costs of $411,101, consists of legal fees for preparing the prospectus and statement of additional information in connection with the Fund’s registration and public offering, state registration fees, insurance, and fees paid to be listed on an exchange. Offering costs are accounted for as a deferred charge and then are amortized on a straight-line basis over the first twelve months of the Fund’s operations. As of March 31, 2026, $346,901 of offering costs remain as an unamortized deferred asset, while $64,200 has been expensed subject to the Fund’s Expense Support Agreement.

FSG Operating LLC (“FSG”) provides the Fund with certain accounting, consulting, compliance, operational and administrative services. In consideration of these services, the Fund pays FSG a quarterly fee. The Fund also reimburses FSG for certain out-of-pocket expenses. CAZ Investments LP, an affiliate of the Adviser, indirectly holds 20% of FSG’s outstanding equity interests. Fees of $26,614 were charged for services provided by FSG for the period ended March 31, 2026 (Administration fees).

Employees of PINE Advisors, LLC (“PINE”) serve as officers of the Fund. PINE receives an annual base fee for the services provided to the Fund, paid monthly. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Fees paid to PINE by the Fund for the period ended March 31, 2026 are disclosed in the Statement of Operations as Compliance fees and Certifying financial officer fees.

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administrative, accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Fund and Ultimus (the “Master Services Agreement”). For its services, the Fund pays Ultimus a base fee and separate fixed fees to make certain filings. The Fund also reimburses Ultimus for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued daily and paid monthly by the Fund and the administrative fees are based on the average net assets for the prior month and subject to monthly minimums.

The Fund has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), pursuant to which the Distributor acts as principal underwriter and distributor of the Fund’s shares of beneficial interest on a best effort basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of shares and shares are available for purchase through these Selling Agents or directly through the Distributor. The Distributor is a wholly-owned subsidiary of Ultimus. For these services, the Distributor receives an annual fee from the Adviser. The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement.

The Fund has adopted distribution and service plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act for Class A Shares, Class C Shares and Class R Shares. Under the Plans, Class A Shares and Class C Shares of the Fund bear distribution and/or service fees paid to the Distributor, some of which may be paid to select broker-dealers or other financial intermediaries. Pursuant to the Class A Plan, the Fund may pay the Distributor a fee of up to 0.60% of the average daily net assets on an annualized basis attributable to Class A Shares for distribution financing activities, and up to 0.25% may be used for Shareholder account servicing activities. Pursuant to the Class C Plan, the Fund may pay the Distributor a fee of up to 0.75% of the average daily net assets on an annualized basis attributable to Class C Shares for distribution financing activities. Pursuant to the Plan, the Fund may also pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class C Shares for shareholder servicing expenses. Pursuant to the Plans, for Class R Shares, the Fund may pay a financial intermediary a fee of up to 0.25% of the average monthly net assets attributable to Class R Shares for shareholder account servicing activities.

Annual Report Dated March 31, 2026	21

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $20,000 per year. Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Certain officers of the Fund are also employees of the Adviser, PINE and/or Ultimus.

Beneficial Ownership of Fund Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of March 31, 2026, the following shareholders of record owned more than 25% of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
CAZ Founders Class GPS Aggregator, L.P.	91%

5. Derivative Transactions

Options purchased by the Fund are accounted for in the same manner as investment securities. The cost of the underlying instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished.

When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

The following is a summary of the fair value of derivative instruments held by the Fund listed below as of March 31, 2026 presented on the Statements of Assets and Liabilities.

Type of Derivative	Risk	Location	Fair Value		Average Monthly Notional Value During the Period Ended March 31, 2026*
			Asset Derivatives	Liability Derivatives
Put option contracts	Equity	Written put options, at value	$—	$(1,662,455)	$13,608,063

*   The average monthly notional value generally represents the Fund’s derivative activity commencement date of operations February 2, 2026 through March 31, 2026.

22	CAZ GP Stakes Fund

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

The following summary of the effect of derivative instruments for the Fund on the Statement of Operations for the period ended March 31, 2026:

Type of Derivative	Risk	Location	Realized Losses	Location	Change in Unrealized Appreciation (Depreciation)
Put option contracts	Equity	Net realized gains (losses) from written option contracts	$(210,837)	Net change in unrealized appreciation (depreciation) on written option contracts	$744,218

In the ordinary course of business the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. The offsetting of financial liabilities and derivative liabilities as of March 31, 2026 are as follows:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written put options at market value	$(1,662,455)	$—	$(1,662,455)	$1,662,455	$—
Total subject to a master netting or similar arrangement	$(1,662,455)	$—	$(1,662,455)	$1,662,455	$—

*   Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a security depository) to secure the Fund’s obligations to settle outstanding put option contracts it has written. Amounts in collateral pledged in the table above are limited to the net amounts presented on the Statements of Assets and Liabilities.

6. Risk Factors

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.

Private Equity Investment Risk — The Fund’s investment portfolio will consist of Investment Funds that hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk, including those relating to the current global pandemic, that can result in substantial losses.

Annual Report Dated March 31, 2026	23

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

Concentration of Investments — The Fund will be concentrated (i.e., more than 25% of the value of the Fund’s assets) in securities of issuers having their principal business activities in the asset management industry. The Adviser may allocate all of the Fund’s assets to a limited number of GP Stakes. There is no guaranty that any GP Stake will itself have appropriate levels of diversification.

Valuation of Private Investments Risk — The Fund’s ownership interests in private investments are not publicly traded, and the Fund will use a third-party pricing service or internal pricing methodologies to provide pricing information for certain private investments. The value of investments that are not publicly traded may not be readily determinable, and the Valuation Designee will value these investments at fair value as determined in good faith pursuant to the Valuation Policies, including to reflect significant events affecting the value of the Fund’s investments.

Daily Valuation Risk — The Fund is offered on a daily basis and calculates a daily NAV per Share. The Adviser seeks to evaluate on a daily basis material information about the Fund’s holdings. The Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive.

GP Stakes Risk — The Fund’s investment portfolio will consist of GP Stakes. Such investments involve a high degree of business and financial risk that can result in substantial losses. The Fund intends to acquire exposure to GP Stakes through investments in the limited partnership interests, limited liability company interests and common stock of Investment Funds and other issuers of GP Stakes. The Fund may invest in an entity serving as a general partner through limited partnership interests, limited liability company interests, and other structures where the Fund’s liability with respect to a GP Stake is limited to the capital it invests in the GP Stake, and the Fund will not directly invest in general partnership interests of a partnership.

Infrastructure Sector Risk — The Fund may invest a portion of its assets in GP Stakes that have exposure to infrastructure. Infrastructure asset investments (“Infrastructure Assets”) may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure: (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of Infrastructure Assets; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of Infrastructure Assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Fund. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, causing the value of investments to decline and a material adverse effect on the Fund’s performance.

Real Estate Sector Risk — The Fund may invest a portion of its assets in GP Stakes that have exposure to real estate. Risks related to real estate exposure include, among others: possible declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; fluctuations in occupancy levels and demand for properties or real estate-related services; changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive; variations in rental income, neighborhood values or the appeal of property to tenants; limits on rents; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. In addition, real estate industry companies that hold mortgages may be affected by the quality of any credit extended. Real estate values or income generated by real estate may be adversely affected by many additional factors, including: the over-supply of and reduced demand for real estate rentals and sales; demographic trends, such as population shifts or changing tastes and preferences (such as for remote work arrangements); the attractiveness, type and location of the property; increased maintenance or tenant improvement costs and costs to convert properties for other uses; and the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all. Real estate industry companies, including public and private real estate investment trusts (“REITs”) and private real estate investment funds, are dependent

24	CAZ GP Stakes Fund

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and selfliquidation. Real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The real estate industry is particularly sensitive to economic downturns, and companies in the real estate industry may be highly leveraged and, thus, subject to increased risks for investors. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general. Additionally, a REIT could fail to qualify for tax free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Code”) or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.

Real Assets Investments Risk — The Fund may invest a portion of its assets in GP Stakes with exposure to securities and credit instruments associated with real assets, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Venture Capital and Growth Equity Risk — The Fund may invest in GP Stakes with exposure to venture capital and growth equity. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Growth equity is usually classified by investments in private companies that have achieved product-market fit but may still need capital to achieve the desired level of scale before having access to the public markets for financing. As a result of the risks associated with advancing the company’s growth plan, investors can expect a higher return than might be available in the public markets, but also need to recognize the business and financial risks that remain in advancing the company’s commercial aspirations. For both venture capital and growth equity companies, the risks are generally greater than the risks of investing in public companies that may be at a later stage of development.

Investments in the Debt Securities of Small or Middle-Market Portfolio Companies Risk — The Fund’s GP Stakes may have exposure to loans to small and/or less well-established privately held companies. The Fund defines “middle-market” to generally mean companies with earnings before interest, taxes depreciation and amortization (“EBITDA”) of between approximately $10 million and $100 million. The Fund defines “small” to generally mean companies with EBITDA below $10 million. While smaller private companies may have potential for rapid growth, investments in private companies pose significantly greater risks than investments in public companies.

First Lien Senior Secured Loans, Second Lien Senior Secured Loans and Unitranche Debt — The Fund’s GP Stakes may have exposure to first lien senior secured loans, second lien senior secured loans, and unitranche debt. There is a risk that the collateral securing first lien senior secured loans, second lien senior secured loans, and unitranche debt of portfolio companies may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent a debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under- collateralized involve a greater risk of loss. Consequently, the fact that a loan is

Annual Report Dated March 31, 2026	25

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should the remedies be enforced. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

Mezzanine Investments Risk — The Fund’s GP Stakes may have exposure to mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to six years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer.

Foreign Investments Risk — Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Leverage Risk — Certain transactions may give rise to leverage. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet margin or collateral requirements when it may not be advantageous to do so.

Illiquid and Restricted Securities Risk — The Fund may invest without limit in illiquid securities, except for certain liquid asset holding requirements under Rule 23c-3(b)(10) under the 1940 Act relating to Repurchase Offers. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities, including but not limited to if qualified institutional buyers are unwilling to purchase these securities.

Liquidity Risk — The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.

Derivatives Risk — The Fund and GP Stakes may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges (i.e., the practice of establishing a hedge to mitigate risk before the investment has been finalized). Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by the Fund or a GP Stake depends on the Adviser’s or Investment Manager’s judgment with respect to a number of factors and the Fund’s performance may be worse and/or more volatile than if it had not used these instruments.

26	CAZ GP Stakes Fund

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

Active Investment Management Risk — The risk that, if the Adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends upon the performance of the portfolio managers and selected strategies, the adherence by such Investment Managers to such selected strategies, the instruments used by such Investment Managers and the Adviser’s ability to select Investment Managers and strategies and effectively allocate Fund assets among them. The Fund is organized to provide shareholders with a multi-strategy investment program and not as an indirect way to gain access to any particular Investment Funds. There is no guarantee that the Fund’s investment objective will be achieved.

Termination of the Fund’s Interest in an Investment Fund — An Investment Fund may, among other things, terminate the Fund’s interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets. The Fund’s over-commitment strategy may increase the risk that the Fund is unable to satisfy a capital call from an Investment Fund.

Tax Risk — Tax risks associated with investments in the Fund include but are not limited to the following:

•  Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund is taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (at a rate of 21%), and is also subject to state and local income taxes and may also be subject to the corporate alternative minimum tax if the “average annual financial statement income” (as defined under section 59(k) of the Code) of the Fund exceeds $1 billion.

•  Tax Estimation/NAV Risk. In calculating the Fund’s NAV, the Fund accounts for its current taxes and deferred tax liability and/or asset balances. The Fund accrues a deferred income tax liability balance, at the then effective statutory U.S. federal income tax rate (at a rate of 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on the GP Stakes considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Fund will rely to some extent on information provided by Partnership Issuers (as defined below) and Corporate Issuers (as defined below), which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV. Shareholders who tender their shares at a NAV that is based on estimates of the Fund’s current taxes and deferred tax liability and/or asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of tendering shareholders) if the estimates are later revised or ultimately differ from the Fund’s actual current taxes and tax liability and/or asset balances.

Annual Report Dated March 31, 2026	27

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

•  Investment in Partnerships. Much of the benefit that the Fund may derive from its GP Stakes are results of such issuers of GP Stakes generally being treated as partnerships for U.S. federal income tax purposes (the “Partnership Issuers”). Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given Partnership Issuer could result in a Partnership Issuer being treated as a corporation for U.S. federal income tax purposes, which would result in the Partnership Issuer being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of a Partnership Issuer as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the Partnership Issuer. If any Partnership Issuer in which a Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the Partnership Issuer and lower income to the Fund.

Distributions from a Partnership Issuer in excess of the Fund’s adjusted tax basis in the Partnership Issuer will generally be treated as capital gain. However, a portion of the gain may instead be treated as ordinary income to the extent attributable to certain assets held by the Partnership Issuer the sale of which would produce ordinary income. To the extent a distribution received by the Fund from a Partnership Issuer is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the Partnership Issuer may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from a Partnership Issuer may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. The Fund expects that the cash distributions it will receive with respect to its investments in the Partnership Issuers will exceed the taxable income allocated to the Fund from such Partnership Issuers. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

•  Investment in C Corporations. The Fund may invest in GP Stakes issued by entities that are taxed as C corporations (a “Corporate Issuer”). Such Corporate Issuers are obligated to pay U.S. federal income tax on their taxable income at the corporate tax rate and the amount of cash available for distribution by such Corporate Issuers would generally be reduced by any such tax. Additionally, distributions received by the Fund would be taxed under U.S. federal income tax laws applicable to corporate dividends (as dividend income, potentially subject to the corporate dividends received deduction, return of capital, or capital gain). Thus, investment in Corporate Issuers could result in a reduction of the value of your investment in the Fund and lower income, as compared to investments in Partnership Issuers. In addition, the Fund may invest in GP Stakes located outside of the U.S. or other non-U.S. portfolio company or entities which may be considered passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. As a result, the Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income from such investments with respect to such taxable year. Furthermore, income or gain from such GP Stakes or other entities may be subject to non-U.S. withholding or other taxes.

7. Contingencies and Commitments

The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

28	CAZ GP Stakes Fund

CAZ GP STAKES FUND NOTES TO FINANCIAL STATEMENTS March 31, 2026 (Continued)

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of March 31, 2026, the Fund had unfunded commitments in the amount of $53,763,657. Additionally, certain investees may call capital in excess of commitments to pay for expenses incurred as part of ongoing operations. At March 31, 2026, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

The Fund’s unfunded commitments as of March 31, 2026 are as follows:

Private Investments	Fair Value	Unfunded Commitment
Bonaccord Capital Partners I-A, L.P.	$15,104,714	$3,186,438
Investments valued at NAV as a practical expedient(a)	4,093,532	50,577,219
	$19,198,246	$53,763,657

(a)  See Note 2 for investments valued at NAV as a practical expedient.

8. Capital Stock

The Fund is an interval fund, pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at NAV. In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase the minimum amount of 5% of its outstanding Shares. It is possible that a repurchase offer may be oversubscribed, with the result that the holders of Shares may only be able to have a portion of their Shares repurchased.

During the period ended March 31, 2026, the Fund did not complete any quarterly repurchase offers.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of an investor’s Shares at any time prior to the day immediately preceding the one-year anniversary of an investor’s purchase of the shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund may waive the early repurchase fee for certain categories of shareholders or transactions, such as repurchases of shares in the event of the shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans. During the period ended March 31, 2026, there were no proceeds from early repurchase fees charged by the Fund.

9. Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date that the financial statements were issued. Management has concluded that there are no subsequent events requiring adjustment or disclosure in the financial statements.

Annual Report Dated March 31, 2026	29

CAZ GP STAKES FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of CAZ GP Stakes Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of CAZ GP Stakes Fund (the “Fund”), including the schedule of investments, as of March 31, 2026, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Statement of Operations	Statement of Changes in Net Assets	Statement of Cash Flows	Financial Highlights
For the period from February 2, 2026 (commencement of operations) through March 31, 2026	For the period from February 2, 2026 (commencement of operations) through March 31, 2026	For the period from February 2, 2026 (commencement of operations) through March 31, 2026	For the period from February 2, 2026 (commencement of operations) through March 31, 2026

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and underlying fund managers and advisers; when replies were not received from underlying fund managers and advisers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Houston, Texas
May 29, 2026

We have served as the auditor of one or more CAZ investment companies since 2023.

30	CAZ GP Stakes Fund

CAZ GP STAKES FUND OTHER INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (713) 403-8250, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling toll-free (713) 403-8250, on the SEC’s website at www.sec.gov or on the Fund’s website at www.cazgpstakesfund.com.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. These filings are available upon request by calling (713) 403-8250. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov or by visiting www.cazgpstakesfund.com.

DIVIDEND REINVESTMENT

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of shares will be automatically reinvested by the Fund in additional shares of the corresponding class, which will be issued at the NAV per share determined as of the ex-dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Fund’s Transfer Agent by telephone at (833) 957-4795.

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report may contain certain forward-looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes,” “expects,” “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the SEC. The Fund undertakes no obligation to update any forward-looking statement.

Annual Report Dated March 31, 2026	31

CAZ GP STAKES FUND TRUSTEES AND OFFICERS (Unaudited)

The Board has overall responsibility for management of the Fund’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or replacement. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. Each Trustee’s and officer’s address c/o CAZ GP Stakes Adviser LLC, 1360 Post Oak, Suite 2200 Houston, TX 77056.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Austin Adams (1943)	Trustee	Since 2025	Consultant and Independent Board Member	2	Spectra Energy (2008-2018) (NYSE), CommScope Holding Company, Inc. (2010-2019) (Nasdaq).
Thomas Aycock (1972)	Trustee	Since 2025	Managing Partner and Accountant at Aycock & Company and Regional Managing Partner and Accountant at Sorren, Inc.	2	None
Robert Hungate, III (1966)	Trustee	Since 2025	Management and Houston Market Leader at Blue Bell Creameries	2	None

32	CAZ GP Stakes Fund

CAZ GP STAKES FUND TRUSTEES AND OFFICERS (Unaudited)
Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Interested(2) Trustees and Officers
Christopher Zook (Chairman) (1969)	President, Chief Executive Officer and Trustee	Since 2025	Chairman and Chief Investment Officer of CAZ Investments, LP
Matthew Lindholm (1980)	Trustee	Since 2025	Partner at CAZ Investments, LP
Marcie McVeigh (1979)	Chief Financial Officer, Principal Accounting Officer, and Treasurer	Since 2025	Managing Director of PFO Services at PINE Advisor Solutions (since 2020)
Kent Barnes (1968)	Secretary	Since 2025

Chief Compliance Officer, Rafferty Asset Management, LLC (2016-2018); Vice President, U.S. Bancorp Fund Services, LLC (2018-2023); Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC, (2023-present)

Randi Jean Roessler (1981)	Chief Compliance Officer	Since 2025

Director of PINE Advisor Solutions (since 2023), Chief Compliance Officer of Davis Selected Advisers, L.P., Davis Distributors, LLC, Davis Funds, Selected Funds, Clipper Fund Trust, and Davis Fundamental ETF Trust (2018-2023)

John-Paul Nigro (1984)	Assistant Treasurer	Since 2025	Director of PFO Services at PINE Advisor Solutions (since 2024), Assistant Vice President at State Street Bank and Trust Company (2010-2024)

(1)   Under the Fund’s Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

(2)   Interested Trustee, as defined in the 1940 Act, of the Fund because of the person’s affiliation with, or equity ownership of, the Adviser and its affiliates.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling (713) 403-8250, or visiting www.cazgpstakesfund.com.

Annual Report Dated March 31, 2026	33

CAZ GP STAKES FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Investment Advisory Agreement

At a meeting held on August 26, 2025, the Board of Trustees (the “Board”) of the CAZ GP Stakes Fund (the “Fund”), including all of the independent Trustees (voting separately), unanimously voted to approve the investment advisory agreement (the “Investment Advisory Agreement”) by and between the Fund and CAZ GP Stakes Adviser LLC (the “Adviser”) for an initial two-year period.

In reaching a decision to approve the Investment Advisory Agreement, the Board, assisted by the advice of Fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Fund, non-traded registered closed-end funds managed by third-party investment advisers that are comparable to the Fund (the “Peer Funds”), a fund managed by the Adviser’s affiliate that is comparable to the Fund in terms of investment objective, investment policies, eligible portfolio investments and certain other characteristics, and certain indices of securities that are representative of the performance of securities in which the Fund invests; (2) information regarding the expected fees and other expenses to be paid by the Fund, including the cost of services to be provided by the Adviser and its affiliate, FSG Operating LLC (“FSG Operating”); (3) comparative information on fees and expenses borne by the Peer Funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the proposed fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (5) various other factors.

The Board’s decision to approve the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services to be Provided and Performance

The Board reviewed and considered the nature, extent and quality of the services proposed to be provided by the Adviser under the Investment Advisory Agreement and by its affiliate, FSG Operating, under a separate services agreement and the services proposed to be provided to the Fund by third-party service providers. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the qualifications, background and experience of the key personnel of the Adviser that were proposed to be primarily responsible for the day-to-day portfolio management of the Fund.

The Board considered the special attributes of the Fund as a closed-end fund that has elected to operate as an interval fund and the benefits that are expected to be realized from an investment in the Fund. The Board also considered the resources devoted by the Adviser and its affiliates in developing and maintaining the processes and infrastructure necessary to support the ongoing operations of the Fund, including the quarterly repurchase offers.

The Board also evaluated the ability of the Adviser to attract and retain high-caliber personnel. In this regard, the Board considered information regarding the Adviser’s and its affiliates’ compensation program, which is designed to provide both annual and long-term incentives for its personnel, aligning the personnel interests with the interests of the Adviser and the Fund and its shareholders.

34	CAZ GP Stakes Fund

CAZ GP STAKES FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

In addition, the Board reviewed information about the Adviser’s investment process, financial stability, investment and risk management programs and legal and compliance programs, and the Fund’s anticipated use of leverage and the effects it may have on the Fund’s portfolio and performance. The Board also considered that the Adviser would oversee the Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, including the Fund’s quarterly repurchase offer process and its compliance with the exemptive order from the SEC that permits the Fund to co-invest in certain negotiated investments with other funds or accounts managed by the Adviser or its affiliates.

The Board noted that the Fund is newly organized and therefore had no historical performance for the Board to review at such time. The Board then reviewed, considered and discussed at length the performance results for various periods of time of (1) a composite of funds and accounts managed by the Adviser and its affiliates that are comparable to the Fund in terms of strategy and types of investments; and (2) the Peer Funds. The Board also considered the methodology used to select the Peer Funds.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with, and the Fund should benefit from, the nature, extent and quality of services proposed to be provided to the Fund by the Adviser.

Proposed Fees and Expenses of the Fund

The Board then reviewed and considered the management fee rate proposed to be payable by the Fund to the Adviser under the Investment Advisory Agreement and information about the projected total expense ratio of Class I shares of the Fund. The Board considered a comparison of the proposed management fee rate and projected total net expense ratio of each of the Peer Funds, noting that the Fund’s proposed management fee rate ranked in the 11th percentile as compared to the Peer Funds and its projected total net expense ratio, excluding acquired fund fees and expenses, ranked in the 22nd percentile against Peer Funds. The Board noted that both the proposed management fee rate and projected total net expense ratio were below the respective medians of the Peer Funds. The Board also reviewed and considered the proposed expense limitations arrangements and how such arrangements would limit certain expenses of the Fund.

Based on its review, the Board concluded that each of the Fund’s proposed management fee rate and projected total expense ratio is fair and reasonable in light of the services proposed to be provided to the Fund and other factors considered.

Profitability

The Board next considered the Adviser’s costs to provide investment management and related services to the Fund and the estimated profitability to the Adviser from the investment management and related services proposed to be provided to the Fund. In evaluating the Adviser’s estimated profitability with respect to the Fund, the Board also considered the Adviser’s assumptions used in calculating its estimated profitability.

Economies of Scale

The Board considered the potential growth of the Fund and information regarding whether the Investment Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Fund. The Board considered that, given the bespoke nature of investments in the private markets in which the Fund would invest, it is not expected that significant economies of scale will be achieved that reduce the labor per invested dollar in a material manner. Based on the foregoing, the Board concluded that the opportunity of the Fund to realize significant economies of scale is limited and that the lack of breakpoints in the fee structure was appropriate given the Fund’s investment objectives and strategies.

Annual Report Dated March 31, 2026	35

CAZ GP STAKES FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Other Benefits and Other Factors

The Board considered other benefits to the Adviser and its affiliates that are derived from their relationship with the Fund. The Board also considered that the Fund pays a fee to FSG Operating and also reimburses FSG Operating for certain out-of-pocket expenses for its provision of certain accounting, consulting, compliance, operational and administrative services to the Fund.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation expected to be payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services to be provided to the Fund by the Adviser and other factors considered.

36	CAZ GP Stakes Fund

Investment Adviser CAZ GP Stakes Adviser LLC 1360 Post Oak, Suite 2200 Houston, TX 77056	Legal Counsel Dechert LLP 1900 K Street, NW Washington, DC
Distributor Ultimus Fund Distributors, LLC 4221 North 203rd Street Suite 100 Elkhorn, Nebraska	Custodian Fifth Third Bank, n.a. 38 Fountain Square Plaza Cincinnati, Ohio
Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio	Trustees Christopher Zook, President Austin Adams Thomas M. Aycock Robert D. Hungate III Matthew Lindholm
Independent Registered Public Accounting Firm Deloitte & Touche LLP 1111 Bagby Street Suite 4500 Houston, Texas	Officers Marcie McVeigh, Treasurer Kent Barnes, Secretary Randi Jean Roessler, Chief Compliance Officer John-Paul Nigro, Assistant Treasurer

CAZ AR-26

(b)       Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 19(a)(1), a copy of the registrant’s code of ethics is filed as exhibit EX-99.CODE ETH to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Mr. Austin Adams. Mr. Adams is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $60,500 with respect to the registrant’s fiscal year ended March 31, 2026.

(b)	Audit-Related Fees. No fees were billed during the fiscal year ended March 31, 2026 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 with respect to the registrant’s fiscal year ended March 31, 2026. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No other fees were billed in the fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Before the principal accountant is engaged by the registrant to render (i) audit, audit-related or permissible non-audit services to the registrant or (ii) non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, either (a) the audit committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the audit committee. The audit committee may delegate the authority to grant pre-approvals of audit and permitted non-audit services to a subcommittee of one or more of its members in accordance with pre-approval policies and procedures developed by the audit committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimus thresholds are not exceeded, as such thresholds are determined by the audit committee in accordance with applicable Commission regulations.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	None.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	None.

(j)	None.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)       Not applicable [schedule filed with Item 1].

(b)       Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting procedures are attached hereto as EX-99.PROXY. The Registrant delegates proxy voting decisions to its investment adviser. The proxy voting procedures of the Registrant’s investment adviser, CAZ GP Stakes Adviser LLC (“CAZ” or the “Adviser”), are attached hereto as EX-99.RAPROXY.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

All information included in this Item is as of May 29, 2026, unless otherwise noted.

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of P ortfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the past 5 years

Christopher Zook	President, Chief Executive Officer, and Treasurer	Since 2026	Chairman and Chief Investment Officer of CAZ Investments, LP

Mark Wade	Portfolio Manager	Since 2026	Partner, CAZ Investments, LP

Matthew Lindholm	Portfolio Manager	Since 2026	Partner, CAZ Investments, LP

Clark Edlund	Portfolio Manager	Since 2026	Partner, CAZ Investments, LP

Michael O’Keefe	Portfolio Manager	Since 2026	Chief of Staff, CAZ Investments, LP Vice President, Investment Strategies, CAZ Investments, LP Associate Analyst, Thomist Capital President & Chief Operating Officer, PlantSwitch, Inc.

(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest.

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2026:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in millions)*	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance (in millions)*
Christopher Zook	Registered Investment Companies	1	$662	0	$0
	Other Pooled Investment Vehicles	108	$10,859	107	$10,850
	Other Accounts	0	$0	0	$0

Mark Wade	Registered Investment Companies	1	$662	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Matthew Lindholm	Registered Investment Companies	1	$662	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Clark Edlund	Registered Investment Companies	1	$662	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Michael O’Keefe	Registered Investment Companies	1	$662	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*Assets estimated as of 3/31/26

Potential Conflicts of Interests:

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. In addition, some of these accounts managed by the portfolio managers may have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees the Adviser receives for managing the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take advantage of that opportunity due to an allocation of that opportunity to or across eligible funds and accounts. CAZ’s policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by CAZ to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of CAZ’s compensation may vary from account to account.

CAZ has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager(s) as of May 29, 2026

The Adviser receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between the Fund and the Adviser. The Adviser pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund.

CAZ’s methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all CAZ employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of CAZ’s employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that CAZ is paying competitively. CAZ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by CAZ globally. CAZ then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of CAZ’s clients. For each team, CAZ assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. CAZ also reviews “softer” factors such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with our corporate values of excellence, integrity, teamwork, passion and innovation.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2026:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned

Christopher Zook	Over $1,000,000
Mark Wade	None

Matthew Lindholm	$500,001 - $1,000,000

Clark Edlund	None
Michael O’Keefe	None

(b) Not applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.CODE ETH.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed: Not required.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(5) Change in the registrant’s independent public accountant: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		CAZ GP Stakes Fund

By (Signature and Title)*		/s/ Christopher Zook
Christopher Zook, President
(Principal Executive Officer)

Date	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Christopher Zook
Christopher Zook, President
(Principal Executive Officer)

Date	June 8, 2026

By (Signature and Title)*		/s/ Marcie McVeigh
Marcie McVeigh, Treasurer
(Principal Financial Officer)

Date	June 8, 2026

*	Print the name and title of each signing officer under his or her signature.